UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2014

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453 Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 30, 2014, Advanced Micro Devices, Inc. (“AMD”) entered into a fourth amendment (the “Fourth Amendment”) to the Wafer Supply Agreement with GLOBALFOUNDRIES Inc. (“GF”). The primary effect of the Fourth Amendment was to establish volume purchase commitments and fixed pricing for the 2014 calendar year as well as to modify certain other terms of the Wafer Supply Agreement applicable to wafers for some of AMD’s microprocessor unit, graphics processor unit and semi-custom game console products to be delivered by GF to AMD during the 2014 calendar year.

AMD currently estimates that it will purchase wafers from GF for approximately $1.2 billion in the 2014 calendar year. AMD expects that its future purchases from GF will continue to be material under the Wafer Supply Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which will be filed with a Quarterly Report on Form 10-Q.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect current expectations and projections about future events, including AMD’s estimates of its future wafer purchase from GF, and thus involve uncertainty and risk. It is possible that future events may differ from expectations due to a variety of risks and other factors such as those described in AMD’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as filed with the U.S. Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this Current Report on Form 8-K are based on certain assumptions and analyses made in light of AMD’s experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. AMD does not intend to update any particular forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 1, 2014.